Recording Requested By
and When Recorded, Return to:

Mayer, Brown & Platt
350 South Grand Avenue
25th Floor
Los Angeles, California  90071-1563
Attention:  Leslie T. Tedrow
(213) 229-9500

================================================================================


                         FOURTH AMENDMENT TO LAND LEASE


     THIS FOURTH AMENDMENT TO LAND LEASE (this "Fourth Amendment")
                                                ----------------
is entered into as of November 10, 1995, between CIBC INC., a Delaware corporation ("Lessor"), and AMD INTERNATIONAL SALES &
                       ------
SERVICE, LTD., a Delaware corporation ("Lessee").
                                        ------

                                    RECITALS
                                    --------

     A. For purposes of the financing by Lessor of the acquisition of the Land described in Appendix 1 attached hereto, Lessor and Lessee entered into a certain Land Lease, dated as of September 22, 1992, and recorded on September 22, 1992 as Instrument No. 11550953 in the Official Records of the Recorder of Santa Clara County, California, as amended by that certain First Amendment to Land Lease, dated as of December 22, 1992, and recorded on January 5, 1993 as Instrument No. 11720033 in Official Records of the Recorder of Santa Clara County, California (such Land Lease, as so amended, is referred to herein as the "First Amended Land Lease"), pursuant to which Lessor leases
                  ------------------------
the Land (as defined therein) to Lessee and Lessee leases the Land from Lessor.

     B. The First Amended Land Lease was modified by a certain Second Amendment to Land Lease dated as of December 17, 1993, and recorded on December 20, 1993 in the Official Records of Santa Clara County, California, as Document No.
12271737 (the "Second Amendment to Land Lease").   The First Amended Land Lease,
               ------------------------------
as amended by the Second Amendment to Land Lease, is referred to herein as the "Second Amended Land Lease."
 -------------------------

     C. The Second Amended Land Lease was modified by a certain Third Amendment to Land Lease, dated as of August 21, 1995 and recorded on September 20, 1995 in the Official Records of Santa Clara County, California, as Document No. 13020000
(the "Third Amendment to Land Lease").   The Second Amended Land Lease, as
      -----------------------------
amended by the Third Amendment to Land Lease, is referred to herein as the "Third Amended Land Lease."
 ------------------------

     D.  Advanced Micro Devices, Inc., a Delaware corporation (the "Guarantor"),
                                                                    ---------
executed and delivered to Lessor a Third Amended and Restated Guaranty, dated as of August 21, 1995 and accepted by Lessor as of August 21, 1995 (the "Third
                                                                      -----
Restated Guaranty"), pursuant  to  which  the  Guarantor  guarantied  to  Lessor
-----------------
the obligations of Lessee under the Third Amended Land Lease and under the Third Amended Building Lease (defined below).

     E. The Third Restated Guaranty was modified by a certain First Amendment to Third Amended and Restated Guaranty (the "First
                                                             -----
Guaranty Amendment"), dated as of October, 20, 1995  (the Third
------------------
Restated Guaranty, as amended by the First Guaranty Amendment, is referred to herein as the "First Amended Guaranty")
                           ----------------------

     F. Lessor and Lessee desire to amend the Third Amended Land Lease to (i) reflect that the Third Restated Guaranty was amended by the First Guaranty Amendment, and (ii) incorporate certain other changes and modifications that have been agreed to by Lessor and Lessee.

     G. Concurrently herewith, Lessor and Lessee also are amending that certain Building Lease between Lessor and Lessee dated as of September 22, 1992, and recorded on September 22, 1992 as Instrument No. 11550954 in the Official Records of the Recorder of Santa Clara County, California, as amended by (i) a certain First Amendment to Building Lease, dated as of December 22, 1992, and recorded on January 5, 1993 in the Official Records of the Recorder of Santa Clara County, California as Document No. 11720034, (ii) a certain Second Amendment to Building Lease dated as of December 17, 1993, and recorded on December 20, 1993 in the Official Records of Santa Clara County, California, as Document No. 12271738, and (iii) a certain Third Amendment to Building Lease dated as of August 21, 1995, and recorded on September 20, 1995 in the Official Records of Santa Clara County, California, as Document No. 13020001 (as so amended, the "Third Amended Building Lease" ).
              ----------------------------

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Lessee hereby agree as follows (terms used but not expressly defined herein shall have the meaning provided in the Third Amended Land Lease):

A.  MODIFICATIONS TO LAND LEASE

         Lessor and Lessee hereby amend the Third Amended Land Lease as follows:

         1.  Definitions.
             -----------

         (a) All references in the Third Amended Land Lease to "this Lease" or "the Lease" will hereafter refer to the Third Amended Land Lease as amended by this Fourth Amendment.

         (b) The definition of Building Lease is hereby deleted and replaced
                               --------------
with the following:

               Building Lease: that certain Building Lease entered into between
               --------------
         Lessor and Lessee on September 22, 1992 and recorded September 22, 1992 in the Official Records of the Recorder of Santa Clara County, California as Document No. 11550954, as amended by that certain First Amendment to Building Lease dated as of December 22, 1992, and recorded January 5, 1993 in the Official Records of the Recorder of Santa Clara County, California as Document No. 11720034, and as further amended by a certain Second Amendment to Building Lease, dated as of December 17, 1993, and recorded on December 20, 1993 in the Official Records of the Recorder of Santa Clara County, California as Document No.12271738, and as further amended by a certain Third Amendment to Building Lease, dated as of August 21, 1995 and recorded on September 20, 1995 in the Official Records of the Recorder of Santa Clara County, California as Document No. 13020001, and as further amended by a certain Fourth Amendment to Building Lease, dated as of November 10, 1995.

         (c) The definition of Guaranty is hereby deleted and replaced with the
                               --------
following:

               Guaranty:  that certain Third Amended and Restated Guaranty,
               --------
         dated as of August 21, 1995, made by Guarantor in favor of Lessor, as amended by that certain First Amendment to Third Amended and Restated Guaranty, dated as of October 20, 1995, and as the same may be further amended, modified, restated or supplemented from time to time.

B.  AFFIRMATION OF STATUS OF LAND LEASE

         Except as amended by this Fourth Amendment, the Third Amended Land Lease is unchanged; and, as amended by this Fourth Amendment, the Third Amended Land Lease is hereby ratified and affirmed, and remains in full force and effect.

     IN WITNESS WHEREOF, all parties hereto have caused this Fourth Amendment to be duly executed as of the date first set forth above.

                     LESSOR:   CIBC INC., a Delaware corporation


                               By    /s/ Peter Tavlin
                                 -----------------------------------------------
                                     Name:  Peter Tavlin
                                     Title: Vice President

                     LESSEE:   AMD INTERNATIONAL SALES & SERVICE,
                               LTD., a Delaware corporation


                               By    /s/ Marvin D. Burkett
                                 -----------------------------------------------
                                     Name :  Marvin D. Burkett
                                     Title:  President



     Guarantor hereby consents to the foregoing amendment, and acknowledges and agrees that all references in the First Amended Guaranty to the "Amended Land Lease" or to the "Amended Building Lease" will hereafter refer to such Amended Land Lease and Amended Building Lease, as the case may be, as respectively amended by this Fourth Amendment to Land Lease and by the Fourth Amendment to Building Lease, dated as of the date of the foregoing amendment, between Lessor and Lessee. Except as modified by this paragraph, the First Amended Guaranty is unmodified; and, as modified by this paragraph, the First Amended Guaranty remains in full force and effect and is hereby reaffirmed by the Guarantor.

Guarantor:

ADVANCED MICRO DEVICES, INC.


By   /s/ Marvin D. Burkett
  -----------------------------
Name :  Marvin D. Burkett
Title:  Sr. Vice President,
        Chief Financial and Administrative Officer
Date:   November 10, 1995

Reference is made to the Loan Agreement, dated as of December 17, 1993 (the "Loan Agreement"), between CIBC INC., a Delaware
             --------------
corporation, and THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY ("Lender"). In accordance with Section 8(b) of the
                 ------
Loan Agreement, Lender hereby consents to the foregoing Fourth Amendment to Land Lease.

THE LONG-TERM CREDIT BANK OF
JAPAN, LOS ANGELES AGENCY



By: /s/ Motokazu Uematsu
   -----------------------
Name:   Motokazu Uematsu
Title:  Deputy General Manager
Date:   November 27, 1995

                         ACKNOWLEDGEMENT FOR CIBC INC.

     STATE OF NEW YORK

     COUNTY OF NEW YORK


     On November 16, 1995, before me, Elvira A. D'Amore, personally appeared Peter Tavlin, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.

[NOTARIAL SEAL OF
ELVIRA A. D'AMORE
STATE OF NEW YORK
APPEARS HERE]
                                 Signature:/s/ Elvira  A. D'Amore
                                           ----------------------

     (Seal)


          ACKNOWLEDGEMENT FOR AMD INTERNATIONAL SALES & SERVICE, LTD.

STATE OF CALIFORNIA

COUNTY OF SANTA CLARA


     On November 10, 1995, before me, Janis V. Cahill, personally appeared Marvin B. Burkett, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                 Signature:/s/ Janis V. Cahill
                                           -------------------

                                 [NOTARIAL SEAL OF JANIS V. CAHILL
                                 STATE OF CALIFORNIA SANTA CLARA
     (Seal)                      COUNTY APPEARS HERE]

               ACKNOWLEDGEMENT FOR ADVANCED MICRO DEVICES, INC.

STATE OF CALIFORNIA

COUNTY OF SANTA CLARA


     On November 10, 1995, before me, Janis V. Cahill, personally appeared Marvin D. Burkett, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that, he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.

[NOTARIAL SEAL OF
JANIS V. CAHILL
STATE OF CALIFORNIA
SANTA CLARA COUNTY
APPEARS HERE]
                                 Signature: /s/ Janis V. Cahill
                                            -------------------
     (Seal)


                              ACKNOWLEDGEMENT FOR
            THE LONG-TERM CREDIT BANK OF JAPAN, LOS ANGELES AGENCY

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES


     On November 27, 1995, before me, Diane D. Fortney, personally appeared Motokazu Uematsu, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal



                                 Signature: /s/ Diane D. Fortney
                                            --------------------

                                 [NOTORIAL SEAL OF DIANE D. FORTNEY
                                 STATE OF CALIFORNIA LOS ANGELES
     (Seal)                      COUNTY APPEARS HERE]

                                   APPENDIX 1

                           Legal Description of Land

The land referred to herein is situated in the State of California, County of Santa Clara, City of Sunnyvale and is described as follows:

Parcel A as shown upon that certain Parcel Map filed for Record February 26, 1975 in the Office of the Recorder, County of Santa Clara, in Book 351 of Maps at Pages 54 and 55.

APN:  205-22-020, 021
ARB:  206-60-015, 018, 035, 042, 014, 013, 012, 053, 052, 057